UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013

Education Management Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34466	25-1119571

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania
(Address of principal executive offices)

15222
(Zip code)

(412) 562-0900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 4, 2013, Education Management Corporation issued a press release to announce the expiration and final results of the previously announced private offer by its indirect subsidiaries, Education Management LLC and Education Management Finance Corp., to exchange their 8¾% Senior Notes due 2014 for (i) new Senior Cash Pay/PIK Notes due 2018 and (ii) cash. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

99.1    Press release dated March 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT CORPORATION
By:	/s/ Edward H. West
	Name:	Edward H. West
	Title:	President and Chief Executive Officer

Date: March 4, 2013

EXHIBIT INDEX

Exhibit
No.         Description

EX-99.1     Press release dated March 4, 2013